UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2015

GREENHILL & CO., INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue New York, New York	10022
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 389-1500

Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition.

On April 23, 2015, Greenhill & Co., Inc. (“Greenhill” or the “Firm”) issued a press release announcing its financial results for the fiscal quarter ended March 31, 2015. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Greenhill under the Securities Act of 1933 or the Exchange Act.

Section 5. Corporate Governance and Management.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 23, 2015, Greenhill’s Board of Directors adopted Amended and Restated Bylaws of the Firm (the “Amended and Restated Bylaws”) to amend the provisions of Article 4 and related provisions with regard to principal and subordinate officers to reflect the Firm’s current management structure. The Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and are hereby incorporated by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Greenhill held its annual meeting of stockholders on April 23, 2015.

(b) At the annual meeting, Greenhill’s stockholders voted on (1) the election of six directors, (2) an advisory vote on Greenhill’s executive compensation, (3) the ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2015 and (4) the approval of Greenhill’s Equity Incentive Plan.

The votes cast by the holders of Greenhill’s common stock on each of the foregoing proposals were as follows:

Proposal 1 – Election of six directors.

Greenhill’s stockholders elected the following six directors to each serve a one-year term. The tabulation of votes with respect to each nominee for office was as follows:

Nominee	For	Withheld	Broker Non-Votes
Robert F. Greenhill	22,454,227	712,980	4,383,266
Scott L. Bok	22,954,382	212,825	4,383,266
Robert T. Blakely	16,452,440	6,714,767	4,383,266
Steven F. Goldstone	16,833,699	6,333,508	4,383,266
Stephen L. Key	16,997,908	6,169,299	4,383,266
Karen P. Robards	22,962,471	204,736	4,383,266

Proposal 2 — Advisory vote on Greenhill’s executive compensation.

Greenhill’s stockholders approved the advisory resolution on executive compensation based upon the following votes:

For	Against	Abstain	Broker Non-Votes
13,398,153	9,759,823	9,231	4,383,266

Proposal 3 — Ratification of the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2015.

Greenhill’s stockholders ratified the selection of Ernst & Young LLP as Greenhill’s independent auditors for the fiscal year ending December 31, 2015 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
27,372,668	170,904	6,901	0

Proposal 4 – Approval of Greenhill’s Equity Incentive Plan.

Greenhill’s stockholders approved Greenhill’s Equity Incentive Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
17,032,051	6,125,830	9,326	4,383,266

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are being furnished as part of this Report.

Exhibit Number	Description

3.1	Amended and Restated Bylaws

99.1	Press Release of Greenhill & Co., Inc. dated April 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenhill & Co., Inc.

Date: April 24, 2015	By:	/s/ Patricia Moran
	Name:	Patricia Moran
	Title:	Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws

99.1	Press Release of Greenhill & Co., Inc. dated April 23, 2015.

E-1